UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05860

T. Rowe Price U.S. Treasury Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

U.S. Treasury Money Fund	November 30, 2021
PRTXX	Investor Class
TRGXX	I Class
TRZXX	Z Class

T. ROWE PRICE U.S. TREASURY FUNDS

HIGHLIGHTS

■	Short- and intermediate-term Treasury yields rose on expectations of a coming shift in the Federal Reserve’s monetary policy. Meanwhile, concerns about the economic growth impacts of potentially higher interest rates, continued inflation pressures, and public health risks helped push long-term yields downward.

■	With money market yields remaining at ultralow levels, the T. Rowe Price U.S. Treasury Money Fund posted flat returns and performed in line with its Lipper peer group index. The U.S. Treasury Intermediate Index Fund registered negative returns and underperformed its Bloomberg benchmark and its Lipper peer group average, while the U.S. Treasury Long-Term Index Fund produced strongly positive returns and favorable results versus its benchmark and peers.

■	Although it is difficult to predict the impact of the omicron coronavirus variant until more is known, we believe the emergence of this new strain is likely to dull U.S. economic growth and constrain yield increases in the near term.

■	Still, we see potential for solid economic growth next year if inflation gradually moderates and public health risks subside—all of which should support higher yields in 2022.

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CIO Market Commentary

Dear Shareholder

Major stock and bond indexes produced mixed results during the first half of your fund’s fiscal year, the six-month period ended November 30, 2021. While markets were supported by strong corporate earnings and generally positive economic news, elevated inflation reports and less accommodative central bank policies weighed on investor sentiment. In addition, the spread of new variants of the coronavirus dashed hopes that vaccines would bring about a quick end to the pandemic.

In equity markets, large-cap U.S. growth stocks delivered strong returns, but negative results were common in other sectors and regions. Small-caps and value stocks generally underperformed, and a stronger U.S. dollar weighed on returns for U.S. investors in foreign securities. Emerging markets stock benchmarks struggled amid a significant equity market downturn in China. The S&P 500 Index and the Nasdaq Composite reached record highs before pulling back at the end of the period after scientists in South Africa identified the omicron variant of the coronavirus. Within the S&P 500, information technology and consumer discretionary stocks were the top performers, while industrials lagged.

Fixed income returns also varied widely. The U.S. Treasury yield curve flattened as yields of securities with shorter maturities increased while longer-term bond yields fell. After starting the six-month period at 1.58%, the benchmark 10-year Treasury note declined to 1.43% by the end of November. (Bond prices and yields move in opposite directions.) Both investment-grade and high yield corporate bonds benefited from strong demand, while securitized debt, such as asset-backed securities, lagged amid heavy supply.

A robust increase in corporate earnings growth appeared to be a key performance driver during the period. According to FactSet, overall earnings for the S&P 500 rose 89% in the second quarter of 2021 versus the year before, the fastest pace since 2009. Despite the significant rally in the S&P 500 over the first 10 months of the year, the index’s price/earnings ratio actually fell over that period as earnings rose faster than stock prices, and improving balance sheets helped keep defaults very low in the high yield bond market. Although economic growth showed signs of slowing at times, data remained solidly positive through the end of the period. The unemployment rate, which started the year at 6.7%, fell to 4.2% by November, and retail sales data showed that consumers were eager to spend.

However, strong earnings and employment gains were partially offset by inflation concerns. Prices surged as the release of pent-up demand and supply chain disruptions contributed to higher inflation around the globe. In the U.S., the 6.8% increase in the consumer price index for the 12-month period ended in November was the highest level since 1982.

Meanwhile, central banks began to slowly move away from the extremely accommodative policies they instituted in response to the initial wave of the coronavirus. The Federal Reserve announced that it would begin trimming its purchases of Treasury bonds and agency mortgage-backed securities in November, and speculation that the Fed might have to raise rates earlier than expected to keep inflation in check added to volatility at the end of the period.

As we enter 2022, valuations appear elevated across many asset categories, and, as a result, we believe that investors will need to use greater selectivity to identify potential opportunities. Higher inflation, a shift toward monetary tightening, and the continuing struggle to control the pandemic all pose potential challenges for economic growth and earnings. On the positive side, household wealth gains, pent-up consumer demand, and a potential boom in capital expenditures could sustain growth even as monetary policy turns less supportive. In this environment, our investment teams will remain focused on using fundamental research to identify companies that can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management's Discussion of Fund Performance

U.S. TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income.

FUND COMMENTARY

How did the fund perform in the past six months?

The U.S. Treasury Money Fund returned 0.01% over the six months ended November 30, 2021, matching the return of its Lipper peer group index. (Returns for I and Z Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund's performance?

U.S. monetary policy remained highly accommodative during the reporting period, although continued progress in the labor market and increasingly high inflation measures spurred investors’ expectations for Federal Reserve (Fed) policy rate hikes beginning in 2022. In November, the Fed announced that it would begin tapering its purchases of Treasuries and agency mortgage-backed securities, which was widely anticipated and reinforced expectations of a coming shift in the central bank’s interest rate policy.

In an effort to keep money market yields above 0% and absorb an oversupply of cash in the banking system, the Fed increased the rates paid on excess reserves and overnight repurchase agreements (repos) by 0.05% each. The latter rate adjustment intensified already strong demand for the Fed’s reverse repo program, which allows commercial banks, money market mutual funds, and government-sponsored enterprises to park cash at the central bank for very short periods.

Yields on Treasury bills (T-bills) with one-year maturities rose to 0.24% from 0.05% in anticipation of Fed policy tightening. Meanwhile, shorter-term segments of the T-bill curve inverted as periodic gridlock in Congress over the debt ceiling pushed up yields on bills maturing around the time that the Treasury Department expected to run out of cash barring legislative action. (A yield curve inversion occurs when short-term interest rates exceed those of longer-term securities of comparable credit quality.)

Despite some distortions in the money market related to the debt ceiling, upward rate pressure in the shortest maturities was mitigated by a limited supply of T-bills and strong demand for short-term paper offering higher yields than the Fed’s reverse repo rate. Yields on one-month T-bills traded at 0.11% by November 30, up from 0.01% at the end of May. By comparison, three-month rates increased to 0.05% from 0.01% during the period.

How is the fund positioned?

As a government money fund, the portfolio is required to invest almost exclusively in Treasury bills and other securities backed by the full faith and credit of the U.S. government. The fund is not subject to the liquidity fees and redemption restrictions (also known as “gates”) that may be applied to nongovernment money funds during times of severe redemption activity.

Seeking to take advantage of more attractive rates available on short maturities, we increased the fund’s exposure to one- to seven-day repos—fully collateralized by Treasury securities—at the expense of longer-term money market securities. However, we began rotating back into longer-term T-bills near the end of the period as one-year rates climbed on signs of monetary policy tightening next year.

Related to these allocation shifts, the fund’s weighted average maturity shortened from 49 days at the start of the period to 13 days at the end of September, before extending to 39 days by November 30, which represented a longer position than the peer group average.

By the period-end, the fund invested approximately 56% of its net assets in T-bills and 34% in repos fully collateralized by Treasury securities, with the remainder invested largely in Treasury notes that will mature within one year.

What is portfolio management's outlook?

Near the end of our reporting period, as mentioned earlier, the Fed stated that it will begin to slow its monthly bond purchases—by $15 billion, starting in November and December 2021. By not specifying the speed of the taper beyond December, the widely expected tapering announcement gave the Fed the flexibility to make adjustments as economic conditions evolved.

Then, on the last day of November, Fed Chair Jerome Powell surprised some investors by stating that “the risk of higher inflation has increased” and that he expected to discuss a possible acceleration of the Fed’s tapering at the central bank’s next meeting. On December 15, after our reporting period ended, the Fed announced that it would reduce the size of its monthly purchases by $30 billion per month starting in January. At this pace, the central bank would end its monthly purchases by the end of March, which could lead to the onset of interest rate increases—assuming inflation remains elevated—shortly thereafter.

Regardless of the Fed’s decisions about tapering asset purchases or interest rate increases, our focus remains on principal stability, liquidity, and investments with the highest credit quality. We recognize these are of utmost importance to our investors.

U.S. TREASURY INTERMEDIATE INDEX FUND

INVESTMENT OBJECTIVE

The fund seeks a high level of income consistent with maximum credit protection and moderate fluctuation in principal.

FUND COMMENTARY

How did the fund perform in the past six months?

The U.S. Treasury Intermediate Index Fund returned -0.29% during the past six months and underperformed its benchmark, the Bloomberg U.S. 4–10 Year Treasury Bond Index, which also generated negative returns as intermediateterm rates increased. The fund widely underperformed its Lipper peer group average, which consists of U.S. Treasury funds that span the maturity spectrum—including long-maturity funds that produced strongly positive returns over the period as long-term rates declined. (Returns for I and Z Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund's performance?

The reporting period was marked by several stretches of interest rate volatility, particularly in November amid shifting outlooks over Federal Reserve (Fed) policy, supply chain disruptions, and economic growth. By the end of November, investors had pulled forward their anticipated timeline for Fed policy tightening due to lingering inflation pressures, pricing in expectations for an initial rate hike around mid-2022 and an additional rate increase later in the year—despite economic concerns related to the continued spread of the coronavirus.

Accordingly, the Treasury yield curve flattened over the period, with short- and intermediate-term yields rising and long-term rates falling. Given the fund’s maturity profile, the sell-off in intermediate maturities particularly weighed on the fund’s absolute returns. (Bond prices and yields move in opposite directions.)

In terms of relative performance, our non-benchmark allocation to Ginnie Mae mortgage-backed securities (MBS) hurt the fund’s results. The sector faced headwinds earlier in the period due to a surge in loan origination as well as an expected tapering of agency MBS purchases by the Fed, which was eventually announced in November. Adding further pressure on government-guaranteed mortgages, low interest rates contributed to elevated prepayment risk, while increased interest rate volatility added to uncertainty about MBS cash flows, resulting in wider spreads.

Our occasional use of Treasury inflation protected securities (TIPS) also impeded relative results. After closing out the fund’s TIPS position very early in the period, we added back to the inflation protected sector in mid-November amid signs that supply chain disruptions could last longer than previously anticipated. However, this exposure detracted from performance as declining oil prices over the second half of the month and new worries about the omicron coronavirus variant helped cause TIPS break-even spreads—a market-based measure of inflation expectations—to pull back from their intramonth highs.

Interest rate management delivered mixed results. We periodically adjusted the fund’s key rate exposures in response to incoming data and monetary policy signals, but, on average, the fund held a slight underweight to two-year issues and a slight overweight to 10-year maturities. This positioning benefited performance as the yield curve flattened.

However, the fund’s overall duration positioning detracted from relative results. On average, the fund’s duration—a key measure of its sensitivity to interest rate changes—was marginally longer than that of the benchmark, which hindered results as short- and intermediate-term yields increased.

How is the fund positioned?

Like the fund’s key rate exposures, we tactically shifted the fund’s duration throughout the period based on our projections for economic and inflation data and Fed policy. During the summer, we felt that investor uncertainty over inflation, the true strength of the economy, and the Fed’s timeline for winding down its quantitative easing program would support a range-bound environment for Treasury yields in the short run. Consistent with this view, our preference at the time was for a neutral to slightly long duration stance.

Later, improvement in economic data combined with lowered growth expectations, growing clarity over the Fed’s policy outlook, and several technical factors led us to believe that downward pressures on rates were receding. These considerations led us to tactically move to a slightly shorter-duration position compared with the benchmark. By the end of the period, our bias shifted back to a long duration posture given lingering supply-driven inflation pressures, a less dovish Fed policy shift, and the emergence of the omicron coronavirus variant, which we believed would likely cap interest rates in the near term.

By prospectus, the fund must invest at least 80% of its assets in conventional Treasury securities held in the index. Additionally, the fund is permitted to invest up to 20% of its assets in other securities backed by the U.S. government, intended to provide diversification and higher return potential for the portfolio. This includes government-guaranteed mortgage bonds issued by Ginnie Mae, which carry risk premia over Treasuries due to their uncertain cash flows.

Given weakness in the sector’s technical and fundamental backdrop, including uncertainty about the Fed’s tapering plans, we trimmed the fund’s allocation to Ginnie Mae MBS during the period. This followed a previous reduction in the fund’s Ginnie Mae position earlier in 2021, which was noted in the fund’s annual report.

While Ginnie Mae MBS have benefited recently from easing supply levels and greater clarity over the Fed’s tapering timeline, we believe the sector is still susceptible to policy risk as the Fed may be forced to unwind its agency MBS purchases more quickly in an effort to quell high inflation. We also see potential for the Fed to begin reducing its agency MBS holdings in the second half of 2022 if structural inflation threats to the economy persist. Among Ginnie Mae issues, we see relative value in floating rate collateralized mortgage obligations, which we expect to outperform in rising rate environments and tend to provide steadier cash flows than traditional pass-through mortgage bonds.

On a more tactical basis, we initiated a position in TIPS late in the period amid evidence of continued tightness in the labor market, stubbornly high inflation prints, and ongoing economic growth—all of which, in our view, should support valuations in the coming months. At the same time, we recognize that a potential deceleration in economic growth or a more aggressive policy tightening timeline from the Fed in 2022 could place downward pressure on break-even spreads, and we continue to carefully monitor these risks.

What is portfolio management's outlook?

The emergence of the omicron variant has added uncertainty to the economic outlook. There is still much to learn about this new virus strain and its interaction with existing vaccines, but early reports lead us to believe that the variant is likely to hinder the global economic recovery to some degree. However, we expect less economic disruption in the U.S. than in many other countries due to widespread vaccine availability in America and a very low likelihood of lockdowns domestically.

Still, another shift toward “stay at home” lifestyles, modest or otherwise, would alter the economic environment in the near term. This adjustment would likely support goods demand but could also worsen existing supply chain bottlenecks—in addition to impeding the service sector’s recovery.

Despite existing headwinds from the coronavirus and high inflation, we believe that the underlying fundamentals of the U.S. economy remain mostly positive. We see potential for solid economic growth next year, particularly if inflation gradually moderates as we expect and health risks subside, which should support higher yields in 2022. While Fed policy tightening next year could result in performance headwinds for intermediate-term Treasuries, higher rates should lead to better income-producing potential over time.

We believe that policymakers’ ability to balance growth and inflation will be crucial to the viability of the economic recovery. To that end, uncertainty about the coronavirus’s trajectory should bolster the Fed’s patience regarding rate hikes, even with a potentially faster tapering process. We will continue to closely monitor news about the coronavirus as well as the policy preferences of lawmakers and Fed officials, and we will refine our outlook accordingly. As always, we will continue to look for opportunities to make prudent adjustments based on incoming data and movements in Treasury yields.

U.S. TREASURY LONG-TERM INDEX FUND

INVESTMENT OBJECTIVE

The fund seeks to provide high income consistent with maximum credit protection.

FUND COMMENTARY

How did the fund perform in the past six months?

The U.S. Treasury Long-Term Index Fund gained 9.00% over the reporting period and outpaced its benchmark, the Bloomberg U.S. Long Treasury Bond Index. The fund widely outperformed its Lipper peer group average, which also includes U.S. Treasury funds with short- and intermediate-term orientations. (Returns for I and Z Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund's performance?

The reporting period was marked by several stretches of interest rate volatility, particularly in November amid shifting outlooks over Federal Reserve (Fed) policy, supply chain disruptions, and economic growth. By the end of November, investors had pulled forward their anticipated timeline for Fed policy tightening due to lingering inflation pressures, pricing in expectations for an initial rate hike around mid-2022 and an additional rate increase later in the year—despite economic concerns related to the continued spread of the coronavirus.

Accordingly, the Treasury yield curve flattened over the period, with short- and intermediate-maturity yields rising and long-term yields falling. The rally in long maturities drove the fund’s strongly positive absolute returns. (Bond prices and yields move in opposite directions.)

In terms of relative results, duration positioning buoyed the fund’s performance versus the benchmark. On average, the fund’s duration—a key measure of its sensitivity to interest rate changes—was marginally longer than that of the benchmark, which benefited returns as long-maturity yields tumbled. Conversely, yield curve positioning dragged on relative returns. We periodically adjusted the fund’s key rate exposures in response to incoming data and monetary policy signals, but, on average, the fund held a marginal overweight in the five-year portion of the yield curve. This positioning hurt results as some intermediate-term rates increased sharply.

Non-benchmark allocations to Ginnie Mae mortgage-backed securities (MBS) and Treasury inflation protected securities (TIPS) also impeded the fund’s performance. Ginnie Mae MBS faced headwinds earlier in the period due to a surge in loan origination as well as an expected tapering of agency MBS purchases by the Fed, which was eventually announced in November. Adding further pressure on government-guaranteed mortgages, low interest rates contributed to elevated prepayment risk, while increased interest rate volatility added to uncertainty about MBS cash flows, resulting in wider spreads.

After closing out the fund’s TIPS position very early in the period, we added back to the inflation protected sector in mid-November amid signs that supply chain disruptions would last longer than previously anticipated. However, this exposure detracted from performance as declining oil prices in the second half of the month and new worries about the omicron coronavirus variant helped cause TIPS break-even spreads—a market-based measure of inflation expectations—to pull back from their intramonth highs.

How is the fund positioned?

Like the fund’s key rate exposures, we tactically shifted the fund’s duration throughout the period based on our projections for economic and inflation data and Fed policy. During the summer, we felt that investor uncertainty over inflation, the true strength of the economy, and the Fed’s timeline for winding down its quantitative easing program would support a range-bound environment for Treasury yields in the short run. Consistent with this view, our preference at the time was for a neutral to slightly long duration stance.

Later, improvement in economic data, growing clarity over the Fed’s policy outlook, and several technical factors led us to believe that downward pressures on rates were receding. These considerations led us to tactically move to a neutral to short duration position compared with the benchmark. By the end of the period, our bias shifted back to a long duration posture given lingering supply-driven inflation pressures, a less dovish Fed policy shift, and the emergence of the omicron coronavirus variant, which we believed would likely cap interest rates in the near term.

By prospectus, the fund must invest at least 80% of its assets in conventional Treasury securities held in the index. Additionally, the fund is permitted to invest up to 20% of its assets in other securities backed by the U.S. government, intended to provide diversification and higher return potential for the portfolio. This includes government-guaranteed mortgage bonds issued by Ginnie Mae, which carry risk premia over Treasuries due to their uncertain cash flows.

Given weakness in the sector’s technical and fundamental backdrop, including uncertainty about the Fed’s tapering plans, we trimmed the fund’s allocation to Ginnie Mae MBS during the period. This followed a previous reduction in the fund’s Ginnie Mae position earlier in 2021, which was noted in the fund’s annual report.

While Ginnie Mae MBS have benefited recently from easing supply levels and greater clarity over the Fed’s tapering timeline, we believe the sector is still susceptible to policy risk as the Fed may be forced to unwind its agency MBS purchases more quickly in an effort to quell high inflation. We also see potential for the Fed to begin reducing its agency MBS holdings in the second half of 2022 if structural inflation threats to the economy persist. Among Ginnie Mae issues, we see relative value in floating rate collateralized mortgage obligations, which we expect to outperform in rising rate environments and tend to provide steadier cash flows than traditional pass-through mortgage bonds.

On a more tactical basis, we initiated a position in TIPS late in the period amid evidence of continued tightness in the labor market, stubbornly high inflation prints, and ongoing economic growth—all of which, in our view, should support wider valuations in the coming months. At the same time, we recognize that a potential deceleration in economic growth or a more aggressive policy tightening timeline from the Fed in 2022 could place downward pressure on break-even spreads, and we continue to carefully monitor these risks.

Although we invest primarily in cash bonds, we also employ derivatives to adjust the fund’s duration posture and manage exposures to different parts of the Treasury yield curve. Such instruments include U.S. Treasury futures and options on Treasury futures, which were held within the fund during the period and aided its absolute returns.

What is portfolio management's outlook?

The emergence of the omicron variant has added uncertainty to the economic outlook. There is still much to learn about this new virus strain and its interaction with existing vaccines, but early reports lead us to believe that the variant is likely to hinder the global economic recovery to some degree. However, we expect less economic disruption in the U.S. than in many other countries due to widespread vaccine availability in America and a very low likelihood of lockdowns domestically.

Still, another shift toward “stay at home” lifestyles, modest or otherwise, would alter the economic environment in the near term. This adjustment would likely support goods demand but could also worsen existing supply chain bottlenecks—in addition to impeding the service sector’s recovery.

Despite existing headwinds from the coronavirus and high inflation, we believe that the underlying fundamentals of the U.S. economy remain mostly positive. We see potential for solid economic growth next year, particularly if inflation gradually moderates as we expect and health risks subside, which should support higher yields in 2022.

While the intermediate section of the yield curve would likely be most vulnerable to Fed policy tightening, we believe that longer-term Treasuries could also face performance headwinds if investors’ expectations for the Fed’s terminal rate increase. However, we feel that the long end of the Treasury curve should remain an effective hedge against potential weakness in risk assets as the Fed withdraws liquidity from the financial system.

We believe that policymakers’ ability to balance growth and inflation will be crucial to the viability of the economic recovery. To that end, uncertainty about the coronavirus’s trajectory should bolster the Fed’s patience regarding rate hikes, even with a potentially faster tapering process. We will continue to closely monitor news about the coronavirus as well as the policy preferences of lawmakers and Fed officials, and we will refine our outlook accordingly. As always, we will continue to look for opportunities to make prudent adjustments based on incoming data and movements in Treasury yields.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN GOVERNMENT MONEY MARKET FUNDS

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

BENCHMARK INFORMATION

Note: Bloomberg®, Bloomberg U.S. 4–10 Year Treasury Bond Index, and Bloomberg U.S. Long Treasury Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by T. Rowe Price. Bloomberg is not affiliated with T. Rowe Price, and Bloomberg does not approve, endorse, review, or recommend its products. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to its products.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

November 30, 2021 (Unaudited)

PORTFOLIO OF INVESTMENTS‡	Par	$ Value
(Amounts in 000s)		

U.S. TREASURY DEBT 71.7%

U.S. Treasury Bills, 0.055%, 1/4/22	303,790	303,774
U.S. Treasury Bills, 0.055%, 1/20/22	278,950	278,929
U.S. Treasury Bills, 0.055%, 2/22/22	190,475	190,451
U.S. Treasury Bills, 0.055%, 3/8/22	253,310	253,272
U.S. Treasury Bills, 0.055%, 3/22/22	164,500	164,472
U.S. Treasury Bills, 0.056%, 1/27/22	137,368	137,356
U.S. Treasury Bills, 0.056%, 3/1/22	198,200	198,172
U.S. Treasury Bills, 0.057%, 1/6/22	174,100	174,090
U.S. Treasury Bills, 0.059%, 1/11/22	327,330	327,308
U.S. Treasury Bills, 0.06%, 4/28/22	62,920	62,904
U.S. Treasury Bills, 0.065%, 3/29/22	215,000	214,954
U.S. Treasury Bills, 0.065%, 5/12/22	177,735	177,683
U.S. Treasury Bills, 0.066%, 5/19/22	321,190	321,091
U.S. Treasury Bills, 0.067%, 5/5/22	246,787	246,716
U.S. Treasury Bills, 0.069%, 12/14/21	655,880	655,863
U.S. Treasury Bills, 0.07%, 5/26/22	219,500	219,425
U.S. Treasury Bills, 0.077%, 12/2/21	490,815	490,814
U.S. Treasury Bills, 0.09%, 6/2/22	324,536	324,388
U.S. Treasury Bills, 0.098%, 12/28/21	442,295	442,263
U.S. Treasury Bills, 0.10%, 12/21/21	315,000	314,982
U.S. Treasury Bills, 0.103%, 12/30/21	241,006	240,986
U.S. Treasury Bills, 0.11%, 12/7/21	231,000	230,996
U.S. Treasury Bills, 0.11%, 12/23/21	438,450	438,422
U.S. Treasury Bills, 0.115%, 12/15/21	489,200	489,179
U.S. Treasury Bills, 0.15%, 12/31/21	321,900	321,860
U.S. Treasury Notes, 0.375%, 3/31/22	40,000	40,041
U.S. Treasury Notes, 1.625%, 12/31/21	87,795	87,905
U.S. Treasury Notes, 1.75%, 2/28/22	11,075	11,121
U.S. Treasury Notes, 1.75%, 5/15/22	25,000	25,190
U.S. Treasury Notes, 1.875%, 2/28/22	200,000	200,891
U.S. Treasury Notes, 2.00%, 12/31/21	8,700	8,714
U.S. Treasury Notes, 2.125%, 12/31/21	32,774	32,828
U.S. Treasury Notes, 2.125%, 5/15/22	88,700	89,529
U.S. Treasury Notes, FRN, 3M UST + 0.029%, 0.079%, 7/31/23	166,200	166,204
U.S. Treasury Notes, FRN, 3M UST + 0.034%, 0.084%, 4/30/23	152,800	152,805
U.S. Treasury Notes, FRN, 3M UST + 0.035%, 0.085%, 10/31/23	45,540	45,540
U.S. Treasury Notes, FRN, 3M UST + 0.049%, 0.099%, 1/31/23	137,349	137,358
U.S. Treasury Notes, FRN, 3M UST + 0.055%, 0.105%, 7/31/22	178,322	178,325

U.S. Treasury Notes, FRN, 3M UST + 0.055%, 0.105%, 10/31/22	144,397	144,402
U.S. Treasury Notes, FRN, 3M UST + 0.114%, 0.164%, 4/30/22	344,812	344,899
U.S. Treasury Notes, FRN, 3M UST + 0.154%, 0.204%, 1/31/22	185,480	185,493
Total U.S. Treasury Debt (Cost $9,071,595)		**9,071,595**

U.S. TREASURY REPURCHASE AGREEMENT 34.4%(1)

Bank of America, Tri-Party, Dated 11/30/21, 0.05%, Delivery Value of $60,000,083 on 12/1/21, Collateralized by U.S. Government securities, 2.75%, 2/15/28, valued at $61,200,043	60,000	60,000
BNP Paribas, Tri-Party, Dated 11/30/21, 0.05%, Delivery Value of $348,000,483 on 12/1/21, Collateralized by U.S. Government securities, 0.00% - 2.75%, 12/30/21 - 2/15/48, valued at $354,960,002	348,000	348,000
BNY Mellon, Bilateral, Dated 11/30/21, 0.05%, Delivery Value of $1,247,001,732 on 12/1/21, Collateralized by U.S. Government securities, 0.00% - 2.25%, 12/31/21 - 8/15/49, valued at $1,271,940,020	1,247,000	1,247,000
Citigroup Global Markets, Tri-Party, Dated 11/30/21, 0.05%, Delivery Value of $225,000,313 on 12/1/21, Collateralized by U.S. Government securities, 1.00% - 3.00%, 5/15/45 - 11/15/46, valued at $229,500,092	225,000	225,000
Credit Agricole, Tri-Party, Dated 11/30/21, 0.05%, Delivery Value of $85,430,119 on 12/1/21, Collateralized by U.S. Government securities, 2.88%, 5/15/49, valued at $87,138,648	85,430	85,430
Federal Reserve Bank of New York, Tri-Party, Dated 11/30/21, 0.05%, Delivery Value of $1,760,002,444 on 12/1/21, Collateralized by U.S. Government securities, 1.50%, 2/15/30, valued at $1,760,002,517	1,760,000	1,760,000
HSBC Securities, Tri-Party, Dated 11/30/21, 0.05%, Delivery Value of $240,000,333 on 12/1/21, Collateralized by U.S. Government securities, 0.13% - 2.13%, 5/15/22 - 7/15/31, valued at $244,800,073	240,000	240,000
JPMorgan Chase, Tri-Party, Dated 11/30/21, 0.05%, Delivery Value of $108,000,150 on 12/1/21, Collateralized by U.S. Government securities, 0.00%, 1/25/22, valued at $110,160,509	108,000	108,000
RBC Dominion Securities, Tri-Party, Dated 11/30/21, 0.05%, Delivery Value of $120,000,167 on 12/1/21, Collateralized by U.S. Government securities, 0.00% - 4.38%, 2/24/22 - 8/15/49, valued at $122,400,053	120,000	120,000

The accompanying notes are an integral part of these financial statements.

November 30, 2021 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS

($000s)

	6 Months Ended 11/30/21	Year Ended 5/31/21
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 1,804	$ 4,491
Net realized gain (loss)	9	(3)
Increase in net assets from operations	1,813	4,488
Distributions to shareholders		
Net earnings		
Investor Class	(268)	(591)
I Class	(111)	(165)
Z Class	(1,425)	(3,735)
Decrease in net assets from distributions	(1,804)	(4,491)
Capital share transactions*		
Shares sold		
Investor Class	2,469,454	6,424,449
I Class	1,029,261	2,117,866
Z Class	9,318,943	20,166,509
Distributions reinvested		
Investor Class	260	531
I Class	110	164
Z Class	1,425	3,735
Shares redeemed		
Investor Class	(2,526,798)	(7,030,757)
I Class	(717,514)	(1,298,542)
Z Class	(7,155,786)	(20,620,533)
Increase (decrease) in net assets from capital share transactions	2,419,355	(236,578)
Net Assets		
Increase (decrease) during period	2,419,364	(236,581)
Beginning of period	10,229,960	10,466,541
End of period	**$ 12,649,324**	**$ 10,229,960**

*Capital share transactions at net asset value of $1.00 per share.

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Money Fund (the fund) is a diversified , open-end management investment company established by the corporation. The fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income. The fund intends to operate as a government money market fund and has no intention to voluntarily impose liquidity fees on redemptions or temporarily suspend redemptions. The fund has three classes of shares: the U.S. Treasury Money Fund (Investor Class), the U.S. Treasury Money Fund–I Class (I Class), and the U.S. Treasury Money Fund–Z Class (Z Class). I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures, including the comparison of amortized cost to market-based value, and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. On November 30, 2021, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements The fund engages in repurchase agreements, pursuant to which it pays cash to and receives securities from a counterparty that agrees to “repurchase” the securities at a specified time, typically within seven business days, for a specified price. The fund enters into such agreements with well-established securities dealers or banks that are members of the Federal Reserve System and are on Price Associates’ approved list. All repurchase agreements are fully collateralized by U.S. government or related agency securities, which are held by the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

LIBOR Transition The fund may invest in instruments that are tied to reference rates, including LIBOR. On March 5, 2021, the ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR settings immediately after publication on June 30, 2023, with the remaining USD LIBOR settings to end immediately after publication on December 31, 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of May 31, 2021, the fund had $3,000 of available capital loss carryforwards.

At November 30, 2021, the cost of investments for federal income tax purposes was $13,422,025,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.18% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended November 30, 2021 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $1,317,000 remain subject to repayment by the fund at November 30, 2021. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). This voluntary waiver is in addition to the contractual expense limit in effect for the fund. Any amounts waived/paid by Price Associates under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended November 30, 2021, expenses waived/ paid totaled $8,536,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended November 30, 2021, expenses incurred pursuant to these service agreements were $41,000 for Price Associates; $1,434,000 for T. Rowe Price Services, Inc.; and $299,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended November 30, 2021, the fund was charged $235,000 for shareholder servicing costs related to the college savings plans, of which $124,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At November 30, 2021, approximately 2% and 27% of the outstanding shares of the Investor Class and I Class, respectively, were held by the college savings plans.

Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund. At November 30, 2021, approximately 100% of the Z Class’s outstanding shares were held by Price Funds and accounts.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by such events. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. The duration of this outbreak or others and their effects cannot be determined with certainty.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on July 27, 2021, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1, 2020, through March 31, 2021. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	January 18, 2022